SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2008

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 11, 2008, Inergy, L.P. (the “Partnership”) issued a press release, which reports the Partnership’s third quarter results for fiscal year 2008. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Items 2.02 and 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the terms of the Member Interest Purchase Agreement dated August 11, 2008 by and between Inergy Midstream, LLC (“Inergy Midstream”) and Demetree Salt, LLC (“Demetree Sale”) (the “Purchase Agreement”) the Partnership agreed to issue 809,389 common units to Demetree Salt at closing as partial consideration for Inergy Midstream’s acquisition of all of the limited liability company interests of US Salt, LLC. The closing of the transaction is subject to customary closing conditions.

The Partnership claims an exemption from the registration requirements of the Securities Act of 1933, as amended, for the private placement of the above-referenced securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, Demetree Salt is an accredited investor, Demetree Salt had access to information about the Partnership and this investment, Demetree Salt will take the securities for investment and not resale, and the Partnership will take appropriate measures to restrict the transfer of the securities.

Item 7.01 Regulation FD Disclosure

See “Item 2.02. Results of Operations and Financial Condition” above.

Item 8.01 Other Events

On August 11, 2008, the Partnership issued a press release, which announced that Inergy Midstream has executed a definitive agreement to purchase 100% of the membership interests in US Salt, LLC. The press release is included herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Earnings Press Release dated August 11, 2008

99.2	US Salt Press Release Dated August 11, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

By:	INERGY GP, LLC, Its Managing General Partner

Date: August 11, 2008	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Sr. Vice President—General Counsel and Secretary